                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9709
                                  ---------------------------------------------

                     Columbia Floating Rate Advantage Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: August 31, 2004
                        --------------------------
Date of reporting period: February 29, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA FLOATING
RATE ADVANTAGE FUND

SEMIANNUAL REPORT

FEBRUARY 29, 2004

[COLUMBIA(R) FUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

Table of Contents

Fund Profile                                               1

Performance Information                                    2

Economic Update                                            3

Portfolio Managers' Report                                 4

Financial Statements                                       6

   Investment Portfolio                                    7

   Statement of Assets and Liabilities                    17

   Statement of Operations                                18

   Statement of Changes in Net Assets                     19

   Statement of Cash Flows                                20

   Notes to Financial Statements                          21

   Financial Highlights                                   27

Important Information About This Report                   31

Columbia Funds                                            32

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

   Not FDIC      May Lose Value
   Insured     No Bank Guarantee

TO OUR FELLOW SHAREHOLDERS

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As as a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

We also want to take this opportunity to advise a change in your fund's investment advisor. On April 15, Highland Capital Management, L.P. became the investment advisor to Columbia Floating Rate Advantage Fund. Our board transferred management of the fund to Highland because regulations prohibited Columbia Management from purchasing bank loans underwritten by Bank of America. The change of investment advisor will not impact the fund's investment strategy and will give your fund access to the full bank loan marketplace. For more information, please read the sidebar on page 5 of this report and the letter included in this mailing. If you have additional questions about this transfer or about your account, please contact Shareholder Services at 800-345-6611.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

     - ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

     - APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

     - VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of your Columbia fund. The "Economic Update" provides an overview of the investing environment during the past six months. In the "Portfolio Managers' Report," your fund's management team discusses investment performance and the impact of decisions made during the period. This discussion is followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald             /s/ J. Kevin Connaughton
Thomas C. Theobald                 J. Kevin Connaughton
Chairman, Board of Trustees        President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY AS OF 02/29/04 (%)

   Ba1                                 4.6
   Ba2                                 8.2
   Ba3                                20.6
   B1                                 20.3
   B2                                 12.6
   B3                                  8.2
   Caa1                                4.3
   Caa2                                2.7
   Ca                                  1.9
   Non-rated                           9.6
   Other                               7.0
   Total                               100%

TOP 10 ISSUERS AS OF 02/29/04 (%)

   Allied Waste North America          2.9
   Century Cable Holdings              2.3
   Mission Energy Holdings             2.3
   Washington Group International      2.1
   Charter Communications              2.0
   Cricket Communications              2.0
   Huntsman                            2.0
   Huntsman International              1.9
   Nextel Finance                      1.8
   Michael Foods                       1.7

TOP 5 SECTORS AS OF 02/29/04 (%)

   Cable                               9.4
   Telecommunications - wireless       7.9
   Electric utilities                  7.3
   Food manufacturer                   5.3
   Chemicals                           4.8

Quality is calculated as a percentage of total investments. Sectors and issuers are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 9.72% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS HIGHER THAN THE RETURN OF ITS BENCHMARK, THE CSFB LEVERAGED LOAN PLUS INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER LOAN PARTICIPATION FUNDS CATEGORY.

- THE FUND'S EMPHASIS ON RECOVERING INDUSTRIES, SUCH AS WIRELESS AND CABLE TELEVISION, AIDED ITS STRONG RETURN. RETURNS WERE FURTHER ASSISTED BY THE USE OF LEVERAGE.

                       CSFB LEVERAGED
   CLASS A SHARES      LOAN PLUS INDEX
       9.72%                4.68%

                                    OBJECTIVE
   To provide a high level of current income, consistent with preservation of capital

                                TOTAL NET ASSETS
                                 $470.0 million

[CHART]

MORNINGSTAR STYLE BOX

PERFORMANCE INFORMATION

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 01/13/00 - 02/29/04

                              CLASS A SHARES        CLASS A SHARES      CSFB LEVERAGED
                           WITHOUT SALES CHARGE    WITH SALES CHARGE    LOAN PLUS INDEX
1/13/2000                       $  10,000              $   9,650           $  10,000
01/13/2000 - 01/31/2000         $  10,050              $   9,698           $  10,097
02/01/2000 - 02/29/2000         $  10,141              $   9,787           $  10,130
03/01/2000 - 03/31/2000         $  10,151              $   9,795           $  10,050
04/01/2000 - 04/30/2000         $  10,210              $   9,853           $  10,086
05/01/2000 - 05/31/2000         $  10,316              $   9,955           $  10,171
06/01/2000 - 06/30/2000         $  10,420              $  10,055           $  10,233
07/01/2000 - 07/31/2000         $  10,521              $  10,153           $  10,307
08/01/2000 - 08/31/2000         $  10,604              $  10,233           $  10,359
09/01/2000 - 09/30/2000         $  10,696              $  10,322           $  10,393
10/01/2000 - 10/31/2000         $  10,778              $  10,400           $  10,398
11/01/2000 - 11/30/2000         $  10,821              $  10,442           $  10,421
12/01/2000 - 12/31/2000         $  10,895              $  10,514           $  10,494
01/01/2001 - 01/31/2001         $  10,998              $  10,613           $  10,557
02/01/2001 - 02/28/2001         $  11,049              $  10,663           $  10,647
03/01/2001 - 03/31/2001         $  11,020              $  10,634           $  10,660
04/01/2001 - 04/30/2001         $  10,915              $  10,533           $  10,615
05/01/2001 - 05/31/2001         $  11,027              $  10,641           $  10,742
06/01/2001 - 06/30/2001         $  11,041              $  10,654           $  10,755
07/01/2001 - 07/31/2001         $  11,176              $  10,785           $  10,782
08/01/2001 - 08/31/2001         $  11,316              $  10,920           $  10,868
09/01/2001 - 09/30/2001         $  11,128              $  10,739           $  10,660
10/01/2001 - 10/31/2001         $  10,873              $  10,493           $  10,494
11/01/2001 - 11/30/2001         $  11,007              $  10,622           $  10,659
12/01/2001 - 12/31/2001         $  11,176              $  10,784           $  10,769
01/01/2002 - 01/31/2002         $  11,344              $  10,947           $  10,829
02/01/2002 - 02/28/2002         $  11,274              $  10,879           $  10,788
03/01/2002 - 03/31/2002         $  11,493              $  11,090           $  10,913
04/01/2002 - 04/30/2002         $  11,652              $  11,245           $  11,029
05/01/2002 - 05/31/2002         $  11,683              $  11,274           $  11,022
06/01/2002 - 06/30/2002         $  11,455              $  11,054           $  10,855
07/01/2002 - 07/31/2002         $  11,051              $  10,664           $  10,690
08/01/2002 - 08/31/2002         $  10,878              $  10,497           $  10,659
09/01/2002 - 09/30/2002         $  10,723              $  10,347           $  10,683
10/01/2002 - 10/31/2002         $  10,621              $  10,249           $  10,540
11/01/2002 - 11/30/2002         $  10,806              $  10,427           $  10,721
12/01/2002 - 12/31/2002         $  11,067              $  10,680           $  10,889
01/01/2003 - 01/31/2003         $  11,232              $  10,839           $  11,036
02/01/2003 - 02/28/2003         $  11,249              $  10,855           $  11,094
03/01/2003 - 03/31/2003         $  11,398              $  10,999           $  11,130
04/01/2003 - 04/30/2003         $  11,778              $  11,366           $  11,287
05/01/2003 - 05/31/2003         $  12,143              $  11,718           $  11,438
06/01/2003 - 06/30/2003         $  12,421              $  11,986           $  11,600
07/01/2003 - 07/31/2003         $  12,494              $  12,057           $  11,679
08/01/2003 - 08/31/2003         $  12,572              $  12,132           $  11,704
09/01/2003 - 09/30/2003         $  12,810              $  12,361           $  11,821
10/01/2003 - 10/31/2003         $  13,040              $  12,584           $  11,928
11/01/2003 - 11/30/2003         $  13,283              $  12,818           $  12,015
12/01/2003 - 12/31/2003         $  13,473              $  13,001           $  12,089
01/01/2004 - 01/31/2004         $  13,777              $  13,295           $  12,215
02/01/2004 - 02/29/2004         $  13,791              $  13,308           $  12,256

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The CSFB Leveraged Loan Plus Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

   SHARE CLASS                   A                  B                  C             Z
   ---------------------------------------------------------------------------------------
   INCEPTION                   1/13/00            1/13/00            1/13/00       1/13/00
   ---------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
   ---------------------------------------------------------------------------------------
   6-month (cumulative)      9.72     5.88      9.53     6.28      9.44     8.44     9.91
   1-year                   22.62    18.33     22.19    18.94     22.01    21.01    23.05
   Life                      8.10     7.17      7.74     7.55      7.58     7.58     8.47

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

   SHARE CLASS                    A                  B                  C              Z
   ----------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
   ----------------------------------------------------------------------------------------
   6-month (cumulative)      8.46     4.66      8.27     5.02      8.18     7.18      8.65
   1-year                   21.72    17.46     21.30    18.05     21.12    20.12     22.15
   Life                      7.80     6.83      7.44     7.14      7.28     7.28      8.16

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares; the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year -- 3.25%, second year -- 3.00%, third year -- 2.00%, fourth year -- 1.50%, fifth year -- 1.00%, thereafter -- 0%; and the class C shares EWC of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 01/13/00 - 02/29/04 ($)

   SALES CHARGE:   WITHOUT    WITH
   --------------------------------
   Class A          13,791   13,308
   Class B          13,501   13,501
   Class C          13,519   13,519
   Class Z          13,986      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

The US economy moved strongly early in the six-month reporting period that began September 1, 2003 and ended February 29, 2004. However, the pace of growth slowed as the period wore on, and downbeat news from consumers and the jobs front put a damper on expectations for 2004.

A combination of factors accounted for the economy's stronger growth in the first half of this reporting period. A sizeable tax package, which was implemented in 2003, gave disposable income a boost. Income taxes fell across all tax brackets. And, many taxpayers received tax rebate checks late last summer, which helped prop up consumer spending throughout this reporting period. But early in 2004, consumer confidence slipped. Unemployment claims rose and the number of new jobs added to the labor market was substantially lower than economists had expected--given the overall growth of the economy. Even the housing market, which has been hot for years, showed signs of weakness. Home-buying activity slowed, and sales fell late in the period.

The business sector contributed to the economy's growth as industrial production rose over the past six months. Business spending--especially on technology-related items--showed strength as corporate profits rose sharply. However, orders for durable goods declined in January, interrupting five consecutive months of gains. Computer and electronic equipment orders rose, but transportation equipment orders fell sharply.

BONDS DELIVER RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which continued to lead the fixed-income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 10.32%. And as interest rates moved lower, other segments of the bond market delivered respectable gains. The yield on the benchmark 10-year US Treasury bond edged downward from 4.46% to 3.97% during the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 4.92%. However, money market fund yields remained below 1%, as the Fed kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market gained ground, but its rate of return slowed in the final month of the period as disappointing economic data gave investors pause. The S&P 500 Index returned 14.59% for this six-month period as all sectors of the market benefited from rising corporate profits. Defensive sectors, such as energy, materials, industrials and consumer staples were the strongest performers, as investors started to hedge their bets on the economy. Technology, which led the stock market rally in its early stage last year, pulled back during the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A rebound in economic growth and a declining dollar helped international stock markets to returns that were generally stronger than in the United States. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 25.22%. European stock markets responded to improving economic data and relatively low interest rates. A strong euro gave returns to American investors an additional boost. Japan's economy continued to report steady but modest growth. Yet its stock market cooled after a run-up in the six months prior to this reporting period. Many emerging stock markets did even better. Although the Chinese economy cooled somewhat in 2003, its stock market soared. The MSCI China Index returned 43.07%.

[SIDENOTE]

SUMMARY FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

MERRILL LYNCH INDEX    LEHMAN INDEX
      10.32%              4.92%

- THE US STOCK MARKET ROSE AS THE ECONOMY STRENGTHENED AND CORPORATE PROFITS INCREASED. BOTH THE RUSSELL 3000 INDEX, WHICH TRACKS APPROXIMATELY 98% OF THE US STOCK MARKET, AND THE S&P 500 Index posted double-digit returns this period.

RUSSELL 3000 INDEX      S&P 500 INDEX
      15.06%               14.59%

The Merrill Lynch US High Yield Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

PORTFOLIO MANAGERS' REPORT

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

For the six-month period ended February 29, 2004, class A shares of Columbia Floating Rate Advantage Fund returned 9.72% without sales charge. That was higher than the return of the fund's benchmark, the CSFB Leveraged Loan Plus Index, which was 4.68% for the period. The fund also outperformed the Lipper Loan Participation Funds Category average, which was 6.18%.(1) The fund's emphasis on recovering industries, such as wireless and cable television, aided its strong return, which was boosted by the use of leverage. A recovering economy and lower default rates also played a role in the fund's strong showing for the period.

ECONOMIC RECOVERY HELPED BANK LOAN MARKET MOVE HIGHER

Although we did not witness tremendous movement in interest rates, a strengthening economy and a rising stock market helped all credit sensitive debt markets, including the bank loan market. Lower quality credits performed especially well, continuing a trend that has been in place since late 2002.

In particular, the fund was aided by its overweight position in the wireless and cable television industries, both of which outperformed the market. As new money came into the fund, we added to our positions in Charter Communications, Century Cable Holdings, and Nextel Finance. Other standout performers for the fund included Cricket Communications, Mission Energy Holdings, and steel company Ispat Inland.

SIGNS OF A HEALTHY MARKETPLACE

The fund did not experience any major defaults. Many lower rated companies have improved their financial condition via their newfound access to the high yield bond market.

Floating-rate obligations also benefited from the technical dynamics of the bank loan market. Even though the yield advantage of new issues (versus the London Interbank Rate, or LIBOR) has come down dramatically, net new issuance has been quite low. Meanwhile, the demand for bank loans from mutual funds and other financial institutions has been extremely strong. Lower supply and higher demand resulted in price appreciation for bank loans on the secondary market.

Because the overall environment was favorable throughout the period, we took advantage of our ability to use leverage to improve performance, in keeping with the fund's goals and guidelines. A fully leveraged position was not always possible because of the effects of new money coming into the fund and the need for quarterly tender offers.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

   Class A                       11.98
   Class B                       11.98
   Class C                       11.98
   Class Z                       11.98

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

   Class A                        0.32
   Class B                        0.30
   Class C                        0.29
   Class Z                        0.34

SEC YIELD AS OF 02/29/04 (%)

   Class A                        4.74
   Class B                        4.57
   Class C                        4.40
   Class Z                        5.25

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

   Century Cable Holdings         2.3
   Mission Energy Holdings        2.3
   Charter Communications         2.0
   Cricket Communications         2.0
   Nextel Finance                 1.8
   Ispat Inland                   1.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

A STABLE RATE ENVIRONMENT

We anticipate that short-term interest rates will remain stable over the next six months. Ordinarily, continued economic strength would translate into higher short-term interest rates, precisely the scenario for which floating rate securities provide protection. However, we do not expect the Federal Reserve to raise short-term interest rates in the absence of strong job creation. Yet, we are optimistic that we have the potential to achieve competitive returns even in a stable rate environment.

[PHOTO OF BRIAN GOOD]

Brian Good has co-managed Columbia Floating Rate Advantage Fund since its inception in January 2000 and has been with the advisor and its predecessors since April 1998.

/s/ Brian Good

[PHOTO OF JIM FELLOWS]

Jim Fellows has co-managed Columbia Floating Rate Advantage Fund since its inception in January 2000 and has been with the advisor and its predecessors since April 1998.

/s/ Jim Fellows

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value (NAV) and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the fund managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves certain risks, such as greater volatility of the NAV of the fund's shares and the nonpayment of dividends.

The fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's NAV than could a default in a more diversified portfolio.

Unlike floating rate loans, some fixed-income investments may be covered by FDIC insurance or other guarantees relating to timely payment of principal and interest. Some may also provide tax benefits.

[SIDENOTE]

IMPORTANT INFORMATION

Effective 11:59 p.m. on April 15, 2004, Highland Capital Management, L.P. ("Highland") replaced Columbia Management Advisors, Inc. as investment adviser to Columbia Floating Rate Advantage Fund. Highland did so pursuant to an interim investment advisory agreement (the "Interim Agreement"), which has been approved by the Board of Trustees of the fund, pending shareholder approval of a longer-term agreement with Highland.

Also effective 11:59 p.m. on April 15, 2004, pursuant to the Interim Agreement, Mark Okada and Joe Dougherty assumed primary responsibility for the day-to-day management of Columbia Floating Rate Advantage Fund. Mr. Okada and Mr. Dougherty are supported by a team of industry-focused investment professionals in analyzing and executing investment ideas. Mr. Okada has been affiliated with Highland since it was founded in 1993 and Mr. Dougherty has been affiliated with Highland since 1998.

In connection with the change of investment advisor for Columbia Floating Rate Advantage Fund from Columbia to Highland, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. as distributor and principal underwriter to the funds, effective April 16, 2004.

FINANCIAL STATEMENTS

FEBRUARY 29, 2004                          COLUMBIA FLOATING RATE ADVANTAGE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

STATEMENT OF CASH FLOWS

The statement of cash flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risk and contingencies.

INVESTMENT PORTFOLIO

FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FLOATING RATE ADVANTAGE FUND

VARIABLE RATE SENIOR
LOAN INTERESTS (a) - 97.4%

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
           Decrane Aircraft Holdings, Inc.   Floating Rate Loan 06/30/08                       2,000,000     2,025,000

          Vought Aircraft Industries, Inc.   Term Loan B 06/30/07                                216,435       217,147
                                             Term Loan C 06/30/08                              1,334,577     1,339,016
                                             Term Loan X 12/31/06                                847,637       855,048

                                                                                 AEROSPACE/DEFENSE TOTAL     4,436,211

AUTO PARTS - 3.7%
                       142466 Ontario Ltd.   Term Loan B 08/10/07                              2,352,928     2,372,105

                            Accuride Corp.   Term Loan C 01/21/07                                989,583     1,002,777

                   Federal-Mogul Corp. (b)   Supplemental Revolver 02/06/05                    1,438,927     1,431,722
                                             Term Loan B 02/24/05                              5,000,000     4,535,381
                                             Term Loan C 02/06/05                                573,404       576,984

                   Shiloh Industries, Inc.   Term Loan B 01/14/09                              3,500,000     3,549,839

         TRW Automotive Acquisitions Corp.   Term Loan D1 02/28/11                             2,782,609     2,834,721

                   United Components, Inc.   Tranche C 06/30/10                                  990,000     1,003,658

                                                                                        AUTO PARTS TOTAL    17,307,187

BROADCASTING - 2.1%
                Comcorp Broadcasting, Inc.   Term Loan A2 03/31/04                             1,813,479     1,804,412

                     Gray Television, Inc.   Incremental Term Loan 12/31/10                    2,085,000     2,108,764

                            PanAmSat Corp.   Tranche B1 09/30/10                               1,076,923     1,094,416

        Spanish Broadcasting Systems, Inc.   Term Loan 10/30/09                                4,375,000     4,432,392

           White Knight Broadcasting, Inc.   Term Loan A2 03/31/04                               186,521       185,588

                                                                                      BROADCASTING TOTAL     9,625,572

BUILDING PRODUCTS - 0.5%
                   St. Mary's Cement, Inc.   Term Loan B 12/04/09                              1,000,000     1,011,268

                 Tapco International Corp.   Term Loan B 06/23/07                                850,101       854,389
                                             Term Loan C 06/23/08                                607,914       610,980

                                                                                 BUILDING PRODUCTS TOTAL     2,476,637

BUSINESS SERVICES - 1.2%
                     NATG Holdings LLC (c)   Credit Linked Certificate of Deposit 01/23/05       131,418       131,352
                                             Term Loan A 01/23/09                                127,805       102,254
                                             Term Loan B1 01/23/10                                86,523        69,224
                                             Term Loan B2 01/23/10                                22,158        22,160

                 Pacer International, Inc.   Term Loan 06/10/10                                  827,451       836,554

                                              See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
BUSINESS SERVICES - (CONTINUED)
                 Per-Se Technologies, Inc.   Term Loan B 09/11/08                              2,193,750     2,240,806

                               Relizon Co.   Term Loan B 02/20/11                              2,000,000     2,012,500

                                                                                 BUSINESS SERVICES TOTAL     5,414,850
CABLE - 9.4%
                Bresnan Communications LLC   Term Loan B 12/31/07                              3,500,000     3,581,871

                Century Cable Holdings LLC   Discretionary Term Loan 12/31/09                  1,000,000       949,688
                                             Term Loan 06/30/09                               10,500,000    10,069,059

      Charter Communications Operating LLC   Term Loan A 09/18/07                              8,506,250     8,239,904
                                             Term Loan B 03/18/08                              1,261,600     1,230,236

                    CSC Holdings, Inc. (b)   Revolver 06/30/06                                 1,956,250     1,917,145

              Insight Midwest Holdings LLC   Term Loan 12/31/09                                3,000,000     3,024,440
                                             Term Loan B 12/31/09                              2,500,000     2,517,055

                Olympus Cable Holdings LLC   Term Loan A 06/30/10                              6,000,000     5,681,250

                 UPC Financing Partnership   Term Loan C2 03/31/09                             7,000,000     6,976,174

                                                                                             CABLE TOTAL    44,186,822

CASINOS/GAMBLING - 2.8%
                    Aladdin Gaming LLC (d)   Term Loan A 02/25/05                              4,000,000     3,620,000
                                             Term Loan B 08/26/06                              1,250,000     1,131,250

                     Alliance Gaming Corp.   Term Loan B 09/04/09                              3,650,000     3,692,269

                   Ameristar Casinos, Inc.   Term Loan B 12/20/06                                869,782       875,136

         Marina District Finance Co., Inc.   Term Loan A 12/31/07                              3,636,545     3,675,473

                                                                                  CASINOS/GAMBLING TOTAL    12,994,128

CHEMICALS - 4.8%
                          Huntsman Co. LLC   Term Loan A 03/31/07                              5,372,299     5,234,930
                                             Term Loan B 03/31/07                              4,067,415     3,960,049

                Huntsman International LLC   Term Loan B 06/30/07                              4,534,834     4,579,546
                                             Term Loan C 06/30/08                              4,495,708     4,543,553

                       Kraton Polymers LLC   Term Loan 12/23/10                                2,333,333     2,375,748

         Messer Griesheim Industries, Inc.   Term Loan B 04/27/09                                526,219       530,956
                                             Term Loan C 04/27/10                                757,385       764,202

                                 Nalco Co.   Term Loan B 11/04/10                                400,000       404,500

                          Noveon, Inc. (b)   Term Loan B 12/31/09                                338,213       342,026

                                                                                         CHEMICALS TOTAL    22,735,510

See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
COAL - 0.2%
                          Headwaters, Inc.   Term Loan B 08/30/07                                899,575       919,120

                                                                                              COAL TOTAL       919,120

CONSUMER SERVICES - 1.2%
                    Alderwoods Group, Inc.   Note 7 Year 01/02/09                                528,100       591,472

                  Knowledge Learning Corp.   Term Loan B 05/15/10                              5,000,000     5,025,011

                                                                                 CONSUMER SERVICES TOTAL     5,616,483

CONSUMER SPECIALTIES - 1.9%
                              Jarden Corp.   Term Loan B 04/24/08                              1,246,875     1,259,142

                    Johnson Diversey, Inc.   Term Loan B 11/03/09                              2,148,080     2,174,511

                             Rayovac Corp.   Term Loan B 09/30/09                              1,621,451     1,633,964

                     Reddy Ice Group, Inc.   Term Loan 08/15/09                                  748,125       756,384

                  Sola International, Inc.   Term Loan 12/11/09                                1,250,000     1,268,750

                   United Industries Corp.   Term Loan B 01/20/06                              2,026,671     2,041,857

                                                                              CONSUMER SPECIALTIES TOTAL     9,134,608

CONTAINER/PACKAGING - 1.2%
     Graphic Packaging International, Inc.   Term Loan B 08/09/10                              3,980,000     4,044,016

                 Port Townsend Paper Corp.   Term Loan B 03/16/07                              1,847,750     1,792,453

                                                                              CONTAINERS/PACKAGING TOTAL     5,836,469

DIVERSIFIED COMMERCIAL SERVICES - 1.1%
                  Transcore Holdings, Inc.   Term Loan B 01/05/08                              1,136,981     1,152,171
                                             Term Loan C 01/05/08                              3,990,000     4,039,875

                                                                   DIVERSIFIED COMMERCIAL SERVICES TOTAL     5,192,046

DIVERSIFIED MANUFACTURING - 3.7%
                   Amsted Industries, Inc.   Term Loan 10/15/10                                2,985,000     3,016,198

                             Enersys, Inc.   Term Loan B 11/09/08                              2,447,535     2,471,988

                               Jason, Inc.   Term Loan B 06/30/07                              1,266,300     1,253,684

                   Polymer Group, Inc. (b)   Term Loan 12/31/06                                5,535,448     5,615,020

                            Polypore, Inc.   Term Loan B 12/31/06                                979,695       986,905
                                             Term Loan C 12/31/07                                963,845       973,104

                    Roper Industries, Inc.   Term Loan 12/29/08                                3,000,000     3,039,375

                                                                         DIVERSIFIED MANUFACTURING TOTAL    17,356,274

                                              See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
ELECTRIC UTILITIES - 7.3%
                             Calpine Corp.   Second Lien 07/16/07                              6,666,500     6,362,341

                  CenterPoint Energy, Inc.   Term Loan 10/07/06                                4,986,487     5,113,286

                         Infrasource, Inc.   Term Loan 09/30/10                                4,987,500     4,985,583

               Mission Energy Holdings Co.   Term Loan 12/11/06                                1,750,000     1,777,718
                                             Term Loan A 07/02/06                              2,467,532     2,393,590
                                             Term Loan B 07/02/06                              7,032,468     6,821,733

                        Northwestern Corp.   Term Loan 12/01/06                                2,475,000     2,489,806

                          NRG Energy, Inc.   Credit Linked Certificate of Deposit 06/23/10       416,667       431,175
                                             Term Loan 06/23/10                                  744,167       774,201

                     TNP Enterprises, Inc.   Term Loan 12/31/06                                2,985,000     3,028,164

                                                                                ELECTRIC UTILITIES TOTAL    34,177,597

ELECTRONIC COMPONENTS - 0.9%
                          Viasystems, Inc.   Term Loan B 09/30/08                              4,289,989     4,334,553

                                                                             ELECTRONIC COMPONENTS TOTAL     4,334,553

ENGINEERING & CONSTRUCTION - 3.0%
           Great Lakes Dredge & Dock Corp.   Term Loan B 12/22/10                              3,500,000     3,536,482

                                 URS Corp.   Term Loan B 08/22/08                                760,637       765,132

            Washington Group International   Credit Linked Certificate of Deposit 10/03/07     9,600,000     9,786,000

                                                                        ENGINEERING & CONSTRUCTION TOTAL    14,087,614

ENVIRONMENTAL SERVICES - 3.9%
          Allied Waste North America, Inc.   Term Loan B 01/15/10                              1,163,415     1,183,315
                                             Tranche A 01/15/10                                3,574,343     3,632,744
                                             Tranche C 01/15/10                                8,558,000     8,709,814

   Environmental Systems Products Holdings   Second Lien 12/12/10                              4,500,000     4,556,677

                                                                            ENVIRONMENTAL SERVICES TOTAL    18,082,550

FARMING/AGRICULTURE - 0.6%
                                AGCO Corp.   Term Loan 01/31/06                                3,000,000     3,037,501

                                                                               FARMING/AGRICULTURE TOTAL     3,037,501

FINANCE COMPANIES - 0.2%
                        Finova Group, Inc.   Term Loan 05/15/09                                1,490,000       804,600

                                                                                 FINANCE COMPANIES TOTAL       804,600

FOOD CHAINS - 1.5%
                     AFC Enterprises, Inc.   Term Loan A 09/23/08                                927,119       908,617

See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
FOOD CHAINS - (CONTINUED)
                             Buffets, Inc.   Synthetic Letter of Credit 06/28/09                 466,700       469,622
                                             Term Loan 06/28/09                                3,400,000     3,413,577

                            Domino's, Inc.   Term Loan 06/25/10                                2,176,647     2,212,071

                                                                                       FOOD CHAINS TOTAL     7,003,887

FOOD MANUFACTURER - 5.3%
                 Atkins Nutritionals, Inc.   First Lien 10/29/09                               2,000,000     2,007,565
                                             Second Lien 10/29/09                              1,000,000     1,015,091

                         Burns Philp, Inc.   Term Loan 02/26/09                                2,153,725     2,204,511

                 Commonwealth Brands, Inc.   Term Loan 08/28/07                                1,224,240     1,239,653

                Constellation Brands, Inc.   Term Loan B 11/30/08                                916,667       929,926

      Dr. Pepper Bottling Company of Texas   Term Loan B 12/19/10                                986,301     1,001,712

                  DS Waters Enterprises LP   Term Loan 11/07/09                                1,000,000     1,015,841

                   Interstate Brands Corp.   Term Loan B 07/19/07                                950,316       954,124
                                             Term Loan C 07/19/07                              2,940,113     2,941,502
                                             Tranche A 07/19/06                                  906,250       906,253

                              Merisant Co.   Term Loan B 01/11/10                                798,000       806,510

                       Michael Foods, Inc.   Floater Term Loan 11/21/11                        3,000,000     3,077,929
                                             Term Loan 11/21/10                                4,987,500     5,075,475

          Pinnacle Foods Holding Corp. (b)   Delayed Draw Term Loan 11/25/10                   1,585,321     1,589,605

                                                                                 FOOD MANUFACTURER TOTAL    24,765,697

HEALTHCARE SERVICES - 4.4%
                           Ameripath, Inc.   Term Loan 03/27/10                                2,500,000     2,507,804

                      Colgate Medical Ltd.   Term Loan B 12/30/08                              1,750,000     1,764,283

                 Concentra Operating Corp.   Term Loan 06/30/09                                2,321,335     2,347,821

                        dj Orthopedics LLC   Term Loan 05/15/09                                  750,000       758,925

              Fresenius Medical Care, Inc.   Term Loan C 02/21/10                              1,293,500     1,310,932

              Medco Health Solutions, Inc.   Term Loan 06/30/10                                3,391,500     3,445,125

                               Medex, Inc.   Term Loan 05/30/09                                1,990,000     2,011,700

           Pacificare Health Systems, Inc.   Term Loan 06/03/08                                  995,000     1,006,796

                         PerkinElmer, Inc.   Term Loan B 12/26/08                              1,487,778     1,506,232

                                              See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
HEALTHCARE SERVICES - (CONTINUED)
             Quintiles Transnational Corp.   Term Loan B 09/25/09                              1,246,875     1,273,428

                         Team Health, Inc.   Term Loan B 10/31/08                              2,855,694     2,856,187

                                                                               HEALTHCARE SERVICES TOTAL    20,789,233

HOSPITAL MANAGEMENT - 0.4%
            Community Health Systems, Inc.   Tranche B Term Loan 07/16/10                        490,038       498,858

                   Vanguard Health Systems   Incremental Term Loan 01/03/10                    1,584,000     1,603,387

                                                                               HOSPITAL MANAGEMENT TOTAL     2,102,245

HOTELS/RESORTS - 0.9%
               Wyndham International, Inc.   Term Loan I 06/30/06                              4,212,138     4,111,384

                                                                                    HOTELS/RESORTS TOTAL     4,111,384

INDUSTRIAL MACHINERY/COMPONENTS - 1.3%
                             Dresser, Inc.   Term Loan B 04/10/09                              1,732,209     1,752,058

                               Terex Corp.   Incremental Term Loan 12/31/09                      989,962       992,045
                                             Term Loan 07/03/09                                3,115,300     3,122,440

                                                                   INDUSTRIAL MACHINERY/COMPONENTS TOTAL     5,866,543

INSURANCE BROKERS/SERVICES - 0.6%
                             Conseco, Inc.   Term Loan A1 09/10/09                             2,307,692     2,322,792
                                             Term Loan B1 09/10/10                               692,308       696,895

                                                                        INSURANCE BROKERS/SERVICES TOTAL     3,019,687

METALS/MINING - 0.4%
                     Stillwater Mining Co.   Term Loan B 12/31/07                              1,902,988     1,927,072

                                                                                     METALS/MINING TOTAL     1,927,072

MOVIES/ENTERTAINMENT - 2.3%
                             GT Brands LLC   Term Loan 09/30/07                                2,144,886     2,089,571

              Loews Cineplex Entertainment   Term Loan 02/29/08                                2,790,555     2,799,324

                       Regal Cinemas, Inc.   Term Loan D 06/30/09                              2,191,935     2,222,438

               Six Flags Theme Parks, Inc.   Term Loan B 06/30/09                              1,750,000     1,772,976

       Vivendi Universal Entertainment LLP   Term Loan B 06/30/08                              2,000,000     2,015,925

                                                                              MOVIES/ENTERTAINMENT TOTAL    10,900,234

OFFICE SUPPLIES - 0.8%
                               Xerox Corp.   Term Loan 09/30/08                                3,500,000     3,540,631

                                                                                   OFFICE SUPPLIES TOTAL     3,540,631

See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
OIL REFINING/MARKETING - 2.8%
                                  ALON USA   Term Loan 12/12/08                                1,500,000     1,540,266

                     CITGO Petroleum Corp.   Term Loan 02/27/06                                1,500,000     1,569,017

            Magellan Midstream Holdings LP   Tranche A 06/17/08                                  719,229       729,118

            Magellan Midstream Partners LP   Tranche C 08/06/08                                1,500,000     1,516,917

                    Tesoro Petroleum Corp.   Fixed Asset Term Loan 04/15/08                    1,989,975     2,055,207

                   Western Refining Co. LP   Term Loan B 08/28/08                              3,920,000     4,001,761

               Williams Production RMT Co.   Term Loan C 05/30/07                              1,865,625     1,881,951

                                                                            OIL REFINING/MARKETING TOTAL    13,294,237

PAPER - 1.6%
                     Appleton Papers, Inc.   Tranche D Term Loan 11/08/06                      3,934,241     3,966,215

                        RLC Industries Co.   Term Loan B 02/26/10                              3,500,000     3,539,356

                                                                                             PAPER TOTAL     7,505,571

PHARMACEUTICALS - 0.9%
                           aaiPharma, Inc.   Term Loan 12/01/09                                1,442,156     1,460,170

                           Medpointe, Inc.   Term Loan B 09/30/08                              2,768,038     2,785,390

                                                                                   PHARMACEUTICALS TOTAL     4,245,560

PRINTING/PUBLISHING - 4.0%
                        Dex Media East LLC   Term Loan A 11/08/08                              6,325,770     6,398,555

                        Dex Media West LLC   Term Loan A 09/09/09                              6,783,642     6,869,334

          Readers Digest Association, Inc.   Term Loan A 05/21/07                                863,941       867,568
                                             Term Loan B 05/20/08                              2,767,396     2,790,061

                        TV Guide, Inc. (b)   Term Loan A 02/28/05                              1,015,288       984,824

                       Weekly Reader Corp.   Term Loan B 11/17/06                                957,731       959,228

                                                                               PRINTING/PUBLISHING TOTAL    18,869,570

RAIL/SHIPPING - 1.1%
             American Commercial Lines LLC   Term Loan A 06/30/05                                673,286       604,300
                                             Term Loan B 06/30/06                                845,881       757,134
                                             Term Loan C 06/30/07                              1,496,141     1,339,171

                        Helm Holding Corp.   Term Loan B 10/18/06                              2,409,758     2,394,705

                                                                                     RAIL/SHIPPING TOTAL     5,095,310

                                              See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
                       AIMCO Properties LP   Term Loan 05/30/08                                2,000,000     2,021,257

                     Central Parking Corp.   Term Loan B 03/31/10                              1,717,586     1,737,114

                                                                     REAL ESTATE INVESTMENT TRUSTS TOTAL     3,758,371
RETAIL STORES - 0.5%
            Alimentation Couche-Tard, Inc.   Term Loan 12/17/10                                1,000,000     1,008,138

                          CH Operating LLC   Term Loan 06/21/07                                1,344,828     1,344,890

                                                                                     RETAIL STORES TOTAL     2,353,028
SEMICONDUCTORS - 0.9%
                   AMI Semiconductor, Inc.   Term Loan 09/26/08                                  997,500     1,008,724

  Semiconductors Components Industries LLC   Term Loan E 08/04/07                              3,064,619     3,078,216

                                                                                    SEMICONDUCTORS TOTAL     4,086,940

STEEL/IRON ORE - 2.4%
           International Steel Group, Inc.   Term Loan B 05/01/07                                667,145       670,060

                           Ispat Inland LP   Term Loan B 07/16/05                              3,928,798     3,761,977
                                             Term Loan C 07/16/06                              3,928,798     3,761,977

                The Techs Industries, Inc.   Term Loan 01/14/10                                3,000,000     3,014,589

                                                                                    STEEL/IRON ORE TOTAL    11,208,603

TELECOMMUNICATIONS-INFRASTRUCTURE/
EQUIPMENT - 0.2%
          Spectrasite Communications, Inc.   Term Loan B 12/31/07                              1,119,885     1,134,618

                                                                                     TELECOMMUNICATIONS-
                                                                          INFRASTRUCTURE/EQUIPMENT TOTAL     1,134,618
TELECOMMUNICATIONS-WIRELESS - 7.9%
          Cricket Communications, Inc. (d)   Vendor Term Loan 06/30/07                        11,500,000     9,430,000

          Dobson Celluar Systems, Inc. (b)   Revolver 03/31/10                                 5,865,300     5,921,930

                  Nextel Finance Co., Inc.   Term Loan A 12/31/07                              3,914,474     3,892,106
                                             Term Loan E 12/15/10                              4,580,000     4,636,660

                           Nextel Partners   Term Loan B 11/30/10                              6,000,000     6,093,047

                      Rural Cellular Corp.   Incremental Term Loan 10/03/09                      636,479       640,844
                                             Term Loan B 10/03/08                              1,180,494     1,189,396
                                             Term Loan C 04/03/09                              1,180,494     1,189,396

                    Western Wireless Corp.   Term Loan B 09/30/08                              4,321,637     4,346,161

                                                                       TELECOMMUNICATIONS-WIRELESS TOTAL    37,339,540

See notes to investment portfolio.

                                                                                                 PAR ($)     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.4%
Alaska Communications Systems
  Holdings, Inc.                             Term Loan 02/14/09                                1,750,000     1,763,169

  Valor Telecommunications Enterprises LLC   Term Loan A 06/30/07                              2,372,702     2,380,147
                                             Term Loan B 06/30/08                              2,342,806     2,360,410

                                                                       TELECOMMUNICATIONS SERVICES TOTAL     6,503,726

TEXTILES - 1.0%
                        Levi Strauss & Co.   Term Loan A 09/29/09                              1,246,875     1,296,834

                  Springs Industries, Inc.   Term Loan A 03/05/07                                766,616       769,235

      St. John's Knits International, Inc.   Term Loan B 07/31/07                              2,634,567     2,644,517

                                                                                          TEXTILES TOTAL     4,710,586

TRANSPORTATION - 3.4%
                   Comcar Industries, Inc.   Term Loan B 01/15/10                              3,000,000     3,013,520

                  Laidlaw Investments Ltd.   Term Loan B 06/19/09                              3,298,000     3,403,820

Motor Coach Industries International, Inc.   Term Loan 06/16/05                                2,714,486     2,329,933

                                 TTI, Inc.   Term Loan B 03/31/07                              5,693,711     5,715,207

                     United Airlines, Inc.   Term Loan B 07/01/04                              1,486,779     1,497,266

                                                                                    TRANSPORTATION TOTAL    15,959,746

                                                                                          TOTAL VARIABLE
                                                                             RATE SENIOR LOAN INTERESTS
                                                                                  (COST OF $445,443,073)   457,848,351

SENIOR NOTES - 0.1%
DIVERSIFIED MANUFACTURING - 0.1%
                    Superior Telecom, Inc.   Sr. Secured Note 11/10/08                           417,064       418,032

                                                                         DIVERSIFIED MANUFACTURING TOTAL       418,032

                                                                                      TOTAL SENIOR NOTES
                                                                                      (COST OF $417,064)       418,032

COMMON STOCKS (e) - 0.6%

                                                                                                  SHARES
------------------------------------------   -------------------------------------------------------------------------
BUSINESS SERVICES - 0.0%
            HQ Global Workplaces, Inc. (c)                                                           729             -

                     NATG Holdings LLC (c)                                                        40,800        72,216

                                                                                 BUSINESS SERVICES TOTAL        72,216

DIVERSIFIED MANUFACTURING - 0.2%
                    Superior Telecom, Inc.                                                        47,459       735,615

                                                                         DIVERSIFIED MANUFACTURING TOTAL       735,615

                                              See notes to investment portfolio.

                                                                                                  SHARES     VALUE ($)
------------------------------------------   -------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.2%
                Sun Healthcare Group, Inc.                                                        92,617     1,106,773

                                                                               HEALTHCARE SERVICES TOTAL     1,106,773

MOVIES/ENTERTAINMENT - 0.2%
               AMF Bowling Worldwide, Inc.                                                        29,759       743,975

                                                                              MOVIES/ENTERTAINMENT TOTAL       743,975

                                                                TOTAL COMMON STOCKS (COST OF $2,708,317)     2,658,579

PREFERRED STOCKS (c) - 0.1%
BUSINESS SERVICES - 0.1%
            HQ Global Workplaces, Inc. (c)                                                         1,214       688,338

                                                                                 BUSINESS SERVICES TOTAL       688,338

DIVERSIFIED MANUFACTURING - 0.0%
                Superior Telecom, Inc. (c)                                                        14,382        14,382

                                                                         DIVERSIFIED MANUFACTURING TOTAL        14,382

                                                                     TOTAL PREFERRED STOCKS (COST OF $0)       702,720

                                                                                                 PAR ($)
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 5.5%

                                             Repurchase agreement with State Street Bank &
                                                Trust Co., dated 02/27/04 due 03/01/04 at
                                                0.930%, collateralized by a U.S. Treasury
                                                Note maturing 08/15/04, market value of
                                                $26,235,754 (repurchase proceeds
                                                $25,719,993) (cost of $25,718,000)            25,718,000    25,718,000

                                             TOTAL INVESTMENTS - 103.7%
                                             (COST OF $474,286,454)(f)                                     487,345,682

                                             OTHER ASSETS & LIABILITIES, NET - (3.7)%                      (17,395,256)

                                             NET ASSETS  100.0%                                          $ 469,950,426

    NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(b) Unfunded commitment exists for this loan, see note 8.

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d) These securities are in default of certain debt covenants. Income is not being accrued.

(e) Non-income producing.

(f) Cost for federal income tax purposes is $474,374,002.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FLOATING RATE ADVANTAGE FUND

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost                                                    474,286,454
                                             Investments, at value                                                   487,345,682
                                             Cash                                                                            280
                                             Receivable for:
                                               Fund shares sold                                                        8,964,993
                                               Interest and fees                                                       2,725,249
                                             Expense reimbursement due from Investment Advisor                            50,395
                                             Deferred Trustees' compensation plan                                          4,040
                                             Other assets                                                                166,754
                                                                                                                 ---------------
                                                                                                  Total Assets       499,257,393

                               LIABILITIES   Deferred facility fees                                                      500,166
                                             Payable for:
                                               Distributions                                                             616,993
                                               Investment advisory fee                                                   194,166
                                               Administration fee                                                         87,917
                                               Transfer agent fee                                                         18,836
                                               Pricing and bookkeeping fees                                               32,252
                                               Trustees' fees                                                                300
                                               Custody fee                                                                    49
                                               Distribution and service fees                                             219,932
                                               Interest expense                                                          132,316
                                             Deferred Trustees' fees                                                       4,040
                                             Notes payable                                                            27,500,000
                                                                                                                 ---------------
                                                                                             Total Liabilities        29,306,967

                                                                                                    NET ASSETS       469,950,426

                 COMPOSITION OF NET ASSETS   Paid-in capital                                                         470,597,785
                                             Overdistributed net investment income                                      (113,450)
                                             Accumulated net realized loss                                           (13,593,137)
                                             Net unrealized appreciation on investments                               13,059,228
                                                                                                                 ---------------
                                                                                                    NET ASSETS       469,950,426

                                   CLASS A   Net assets                                                              151,330,777
                                             Shares outstanding                                                       12,629,282
                                             Net asset value and redemption price per share                                11.98(a)
                                             Maximum offering price per share ($11.98/0.9650)                              12.41(b)

                                   CLASS B   Net assets                                                              105,222,119
                                             Shares outstanding                                                        8,780,249
                                             Net asset value and offering price per share                                  11.98(a)

                                   CLASS C   Net assets                                                              189,375,595
                                             Shares outstanding                                                       15,804,115
                                             Net asset value and offering price per share                                  11.98(a)

                                   CLASS Z   Net assets                                                               24,021,935
                                             Shares outstanding                                                        2,004,702
                                             Net asset value, offering and redemption price per share                      11.98

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FLOATING RATE ADVANTAGE FUND

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest                                                                 12,178,049
                                             Facility and other fees                                                     777,072
                                                                                                                 ---------------
                                               Total Investment Income                                                12,955,121

                                  EXPENSES   Investment advisory fee                                                   1,040,739
                                             Administration fee                                                          464,162
                                             Distribution fee:
                                               Class A                                                                    56,775
                                               Class B                                                                   206,476
                                               Class C                                                                   389,551
                                             Service fee:
                                               Class A                                                                   141,939
                                               Class B                                                                   114,709
                                               Class C                                                                   162,313
                                             Transfer agent fee                                                          259,640
                                             Pricing and bookkeeping fees                                                109,060
                                             Trustees' fees                                                                7,297
                                             Custody fee                                                                  10,226
                                             Other expenses                                                              132,354
                                                                                                                 ---------------
                                               Total Operating Expenses                                                3,095,241
                                             Fees and expenses waived or reimbursed by Investment Advisor               (259,429)
                                             Custody earnings credit                                                        (222)
                                                                                                                 ---------------
                                               Net Operating Expenses                                                  2,835,590
                                             Interest expense                                                            685,655
                                             Commitment fee                                                              289,263
                                                                                                                 ---------------
                                               Net Expenses                                                            3,810,508
                                                                                                                 ---------------
                                             Net Investment Income                                                     9,144,613

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized loss on investments                                           (453,676)
                               INVESTMENTS   Net change in unrealized appreciation/depreciation on investments        22,205,848
                                                                                                                 ---------------
                                             Net Gain                                                                 21,752,172
                                                                                                                 ---------------
                                             Net Increase in Net Assets from Operations                               30,896,785


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

                                                                                                    (UNAUDITED)
                                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                                   FEBRUARY 29,        AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                     2004              2003
------------------------------------------   --------------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                      9,144,613        14,268,045
                                             Net realized loss on investments                            (453,676)       (4,458,140)
                                             Net change in unrealized appreciation/depreciation
                                               on investments                                          22,205,848        16,553,299
                                                                                                 ----------------------------------
                                                 Net Increase from Operations                          30,896,785        26,363,204

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                               Class A                                                 (3,163,143)       (4,987,877)
                                               Class B                                                 (2,388,748)       (4,852,868)
                                               Class C                                                 (3,251,405)       (4,288,202)
                                               Class Z                                                   (395,555)          (60,225)
                                                                                                 ----------------------------------
                                                 Total Distributions Declared to Shareholders          (9,198,851)      (14,189,172)

                        SHARE TRANSACTIONS   Class A:
                                               Subscriptions                                           70,701,875        26,844,332
                                               Distributions reinvested                                 1,855,550         3,108,790
                                               Redemptions                                            (13,521,426)      (18,545,181)
                                                                                                 ----------------------------------
                                                 Net Increase                                          59,035,999        11,407,941
                                             Class B:
                                               Subscriptions                                           27,770,423        15,460,982
                                               Distributions reinvested                                 1,318,578         2,841,144
                                               Redemptions                                             (6,142,712)      (14,388,694)
                                                                                                 ----------------------------------
                                                 Net Increase                                          22,946,289         3,913,432
                                             Class C:
                                               Subscriptions                                          106,838,483        31,262,179
                                               Distributions reinvested                                 2,048,640         2,853,491
                                               Redemptions                                             (7,962,954)      (19,111,456)
                                                                                                 ----------------------------------
                                                 Net Increase                                         100,924,169        15,004,214
                                             Class Z:
                                               Subscriptions                                           19,742,551         4,975,535
                                               Distributions reinvested                                   114,178             2,309
                                               Redemptions                                             (1,804,935)          (23,102)
                                                                                                 ----------------------------------
                                                 Net Increase                                          18,051,794         4,954,742
                                             Net Increase from Share Transactions                     200,958,251        35,280,329
                                                                                                 ----------------------------------
                                                 Total Increase in Net Assets                         222,656,185        47,454,361

                                NET ASSETS   Beginning of period                                      247,294,241       199,839,880
                                             End of period (including overdistributed net
                                               investment income of $(113,450) and $(59,212),
                                               respectively)                                          469,950,426       247,294,241

                         CHANGES IN SHARES   Class A:
                                               Subscriptions                                            6,036,219         2,421,540
                                               Issued for distributions reinvested                        157,863           294,027
                                               Redemptions                                             (1,153,889)       (1,778,375)
                                                                                                 ----------------------------------
                                                 Net Increase                                           5,040,193           937,192
                                             Class B:
                                               Subscriptions                                            2,382,221         1,412,670
                                               Issued for distributions reinvested                        112,268           268,398
                                               Redemptions                                               (520,565)       (1,376,098)
                                                                                                 ----------------------------------
                                                 Net Increase                                           1,973,924           304,970
                                             Class C:
                                               Subscriptions                                            9,122,973         2,837,998
                                               Issued for distributions reinvested                        173,957           269,627
                                               Redemptions                                               (672,711)       (1,823,827)
                                                                                                 ----------------------------------
                                                 Net Increase                                           8,624,219         1,283,798
                                             Class Z:
                                               Subscriptions                                            1,685,723           449,963
                                               Issued for distributions reinvested                          9,638               210
                                               Redemptions                                               (152,092)           (2,073)
                                                                                                 ----------------------------------
                                                 Net Increase                                           1,543,269           448,100

                                              See notes to financial statements.

STATEMENT OF CASH FLOWS

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

                                                                                                                        (UNAUDITED)
                                                                                                                   SIX MONTHS ENDED
INCREASE (DECREASE) IN CASH                                                                                   FEBRUARY 29, 2004 ($)
------------------------------------------   --------------------------------------------------------------------------------------
         CASH FLOWS USED FOR OPERATING AND
                     INVESTING ACTIVITIES:   Net investment Income                                                        9,144,613

   ADJUSTMENTS TO RECONCILE NET INVESTMENT   Purchase of investment securities                                         (373,163,929)
            INCOME TO NET CASH PROVIDED BY   Proceeds from disposition of investment securities                         215,153,878
                     OPERATING ACTIVITIES:   Purchase of short-term portfolio investments, net                           (5,955,000)
                                             Increase in interest and fees receivable                                      (995,552)
                                             Increase in receivable for expense reimbursement                               (50,395)
                                             Decrease in receivable for investments sold                                  1,094,378
                                             Increase in other assets                                                      (163,543)
                                             Increase in deferred facility fees                                             176,530
                                             Increase in payable for accrued expenses                                       112,312
                                             Net amortization of premium (discount)                                      (1,265,788)
                                             Decrease in payable for investments purchased                                  (60,571)
                                             Decrease in payable for expense reimbursement                                  (37,094)
                                             Decrease in other liabilities                                                 (108,672)
                                                                                                                    ---------------
                                             Net cash used for operating activities                                    (156,118,833)

CASH FLOWS USED FROM FINANCING ACTIVITIES:   Decrease in notes payable                                                  (32,000,000)
                                             Increase in interest payable                                                    58,878
                                             Proceeds from shares sold                                                  221,207,841
                                             Payment of shares redeemed                                                 (29,432,027)
                                             Distributions paid in cash                                                  (3,716,072)
                                                                                                                    ---------------
                                             Net cash flows provided by financing activities                            156,118,620
                                                                                                                    ---------------
                                             Net decrease in cash                                                              (213)

                                     CASH:   Cash at beginning of the period                                                    493
                                                                                                                    ---------------
                                             Cash at end of period                                                              280

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2004 (UNAUDITED)              COLUMBIA FLOATING RATE ADVANTAGE FUND

NOTE 1. ORGANIZATION

Columbia Floating Rate Advantage Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks to provide a high level of current income consistent with preservation of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% early withdrawal charge on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum early withdrawal charge of 3.25% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% early withdrawal charge on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Floating Rate Advantage Fund to Columbia Floating Rate Advantage Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

The value of the Portfolio is determined in accordance with guidelines established and periodically reviewed by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, the senior loans will be valued at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, the following factors, among others, will be considered on an on-going basis: (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments similar quality, rate and interest rate redeterminiation period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service. Therefore, no federal income tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

The Fund is required to disclose a Statement of Cash Flows due to its average debt outstanding during the period. Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended August 31, 2003 was as follows:

    Ordinary Income                             $ 14,189,172

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                     $ 14,979,545
    Unrealized depreciation                       (2,007,865)
                                                -------------
    Net unrealized appreciation                 $ 12,971,680

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
------------------------------------------------------
            2009                 $     22,035
            2010                      819,190
            2011                    4,813,376
                                 ------------
                                 $  5,654,601

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As determined on August 31, 2003, post-October capital losses of $7,474,622 attributed to security transactions were deferred to September 1, 2003.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Effective April 15, 2004, Highland Capital Management, L.P. ("Highland") is the investment advisor to the Fund. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia") was the investment advisor to the Fund. Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), however, effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 11.

For the period ended February 29, 2004, Columbia received a monthly investment advisory fee based on the Portfolio's average daily managed net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS          FEE RATE
------------------------------------------------
          First $1 billion                0.45%
          Next $1 billion                 0.40%
          Over $2 billion                 0.35%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.45% of the Fund's average daily managed net assets.

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 0.45%.

ADMINISTRATION FEES

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.062%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.11%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $51,693 on sales of the Fund's Class A shares and received early withdrawal charges ("EWC") of $65, $86,565 and $19,824 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS

Columbia has voluntarily agreed to reimburse certain expenses to the extent that total expenses (exclusive of investment advisory fees, administration fees, distribution and service fees, brokerage commissions, interest, facility fees, taxes and extraordinary expenses, if any) exceed 0.15% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $373,163,929 and $215,153,878, respectively.

NOTE 6. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of February, May, August and November of each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline if the shareholders' offer for repurchase exceeds the Repurchase Offer Amount. For the six months ended February 29, 2004, there were two tender offers in November and February. For each tender, the Fund offered to repurchase 10% and 25%, respectively, of its shares, and 3.08% and 4.59%, respectively, of shares outstanding were tendered.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At February 29, 2004, the following sets forth the selling participants with respect to interests in senior loans purchased by the Fund on a participation basis.

                           PRINCIPAL
SELLING PARTICIPANT         AMOUNT                  VALUE
------------------------------------------------------------
Citibank:
  CSC Holdings, Inc.,
    Revolver              $ 1,956,250            $ 1,917,145

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of February 29, 2004, the Fund had unfunded loan commitments of $11,016,506, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                               UNFUNDED
     BORROWER                                 COMMITMENT
---------------------------------------------------------
  CSC Holdings, Inc.                         $  1,043,750
  Dobson Cellular Systems, Inc.                 1,250,000
  Federal Mogul Corp.                             136,530
  Noveon, Inc.                                    625,000
  Pinnacle Foods Holding Corp.                  5,614,679
  Polymer Group, Inc.                           1,345,169
  TV Guide, Inc.                                1,001,378
                                             ------------
                                             $ 11,016,506

NOTE 9. LOAN AGREEMENT

At February 29, 2004, the Fund had one term loan outstanding with Citicorp North America, Inc., totaling $27,500,000, due September 16, 2004. The Fund may borrow up to $150,000,000. The average daily loan balance was $115,489,011 at a weighted average interest rate of 1.12%. The Fund is required to maintain certain asset coverage with respect to the loan.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 11. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA.

Effective 11:59 p.m. on April 15, 2004, Highland replaced Columbia as investment advisor to the Fund. Highland did so pursuant to an interim investment advisory agreement, which has been approved by the Board of Trustees of the Fund, pending shareholder approval of a longer-term agreement with Highland. The change in investment advisor will not impact the Fund's investment strategy. In connection with the change of investment advisor for the Fund, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. as distributor and principal underwriter of the Fund, effective April 16, 2004.

FINANCIAL HIGHLIGHTS

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)                                                          PERIOD
                                                SIX MONTHS ENDED                                                        ENDED
                                                  FEBRUARY 29,                   YEAR ENDED AUGUST 31,                AUGUST 31,
CLASS A SHARES                                        2004               2003            2002             2001          2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $          11.22      $   10.48      $   11.74         $   12.09      $    12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.32(b)        0.81(b)        0.83(b)(c)        1.10(b)         0.64
Net realized and unrealized gain (loss)
on investments                                              0.76           0.74          (1.26)(c)         (0.32)           0.07
                                                ----------------      ---------      ---------         ---------      ----------
Total from Investment Operations                            1.08           1.55          (0.43)             0.78            0.71

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.32)         (0.81)         (0.83)            (1.13)          (0.62)
From net realized gains                                       --             --             --                --(d)           --
                                                ----------------      ---------      ---------         ---------      ----------
Total Distributions Declared
to Shareholders                                            (0.32)         (0.81)         (0.83)            (1.13)          (0.62)

NET ASSET VALUE, END OF PERIOD                  $          11.98      $   11.22      $   10.48         $   11.74      $    12.09
Total return (e)(f)                                         9.72%(g)      15.55%         (3.88)%            6.71%           6.04%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                      1.35%(i)       1.38%          1.38%             1.37%           1.01%(i)
Interest and commitment fees expenses                       0.56%(i)       0.73%          0.99%             2.04%           1.91%(i)
Net expenses (h)                                            1.91%(i)       2.11%          2.37%             3.41%           2.92%(i)
Net investment income (h)                                   5.49%(i)       7.67%          7.25%(c)          9.24%           9.49%(i)
Waiver/reimbursement                                        0.15%(i)       0.36%          0.32%             0.32%           1.41%(i)
Portfolio turnover rate                                       52%(g)         90%            98%               65%              8%(g)
Net assets, end of period (000's)               $        151,331      $  85,166      $  69,733         $ 108,399      $   54,402

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                   (UNAUDITED)                                                          PERIOD
                                                SIX MONTHS ENDED                                                        ENDED
                                                  FEBRUARY 29,                   YEAR ENDED AUGUST 31,                AUGUST 31,
CLASS B SHARES                                        2004               2003            2002             2001          2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $          11.22      $   10.48      $   11.74         $   12.07      $    12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.30(b)        0.78(b)        0.78(b)(c)        1.05(b)         0.62
Net realized and unrealized gain (loss)
on investments                                              0.76           0.73          (1.25)(c)         (0.30)           0.05
                                                ----------------      ---------      ---------         ---------      ----------
Total from Investment Operations                            1.06           1.51          (0.47)             0.75            0.67

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.30)         (0.77)         (0.79)            (1.08)          (0.60)
From net realized gains                                       --             --             --                --(d)           --
                                                ----------------      ---------      ---------         ---------      ----------
Total Distributions Declared
to Shareholders                                            (0.30)         (0.77)         (0.79)            (1.08)          (0.60)

NET ASSET VALUE, END OF PERIOD                  $          11.98      $   11.22      $   10.48         $   11.74      $    12.07
Total return (e)(f)                                         9.53%(g)      15.16%         (4.22)%            6.52%           5.69%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                      1.70%(i)       1.73%          1.73%             1.72%           1.36%(i)
Interest and commitment fees expenses                       0.56%(i)       0.73%          0.99%             2.04%           1.91%(i)
Net expenses (h)                                            2.26%(i)       2.46%          2.72%             3.76%           3.27%(i)
Net investment income (h)                                   5.19%(i)       7.34%          6.90%(c)          8.89%           9.14%(i)
Waiver/reimbursement                                        0.15%(i)       0.36%          0.32%             0.32%           1.41%(i)
Portfolio turnover rate                                       52%(g)         90%            98%               65%              8%(g)
Net assets, end of period (000's)               $        105,222      $  76,379      $  68,157         $  80,609      $   19,964

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                   (UNAUDITED)                                                          PERIOD
                                                SIX MONTHS ENDED                                                        ENDED
                                                  FEBRUARY 29,                   YEAR ENDED AUGUST 31,                AUGUST 31,
CLASS C SHARES                                        2004               2003            2002             2001          2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $          11.22      $   10.48      $   11.74         $   12.07      $    12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.29(b)        0.76(b)        0.76(b)(c)        1.03(b)         0.61
Net realized and unrealized gain (loss)
on investments                                              0.76           0.74          (1.25)(c)         (0.30)           0.05
                                                ----------------      ---------      ---------         ---------      ----------
Total from Investment Operations                            1.05           1.50          (0.49)             0.73            0.66

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.29)         (0.76)         (0.77)            (1.06)          (0.59)
From net realized gains                                       --             --             --                --(d)           --
                                                ----------------      ---------      ---------         ---------      ----------
Total Distributions Declared
to Shareholders                                            (0.29)         (0.76)         (0.77)            (1.06)          (0.59)

NET ASSET VALUE, END OF PERIOD                  $          11.98      $   11.22      $   10.48         $   11.74      $    12.07
Total return (e)(f)                                         9.44%(g)      14.99%         (4.36)%            6.35%           5.62%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Operating expenses (h)                                      1.85%(i)       1.88%          1.88%             1.87%           1.51%(i)
Interest and commitment fees expenses                       0.56%(i)       0.73%          0.99%             2.04%           1.91%(i)
Net expenses (h)                                            2.41%(i)       2.61%          2.87%             3.91%           3.42%(i)
Net investment income (h)                                   4.94%(i)       7.14%          6.75%(c)          8.74%           8.99%(i)
Waiver/reimbursement                                        0.15%(i)       0.36%          0.32%             0.32%           1.41%(i)
Portfolio turnover rate                                       52%(g)         90%            98%               65%              8%(g)
Net assets, end of period (000's)               $        189,376      $  80,572      $  61,811         $  64,074      $   13,013

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                   (UNAUDITED)                                                          PERIOD
                                                SIX MONTHS ENDED                                                        ENDED
                                                  FEBRUARY 29,                   YEAR ENDED AUGUST 31,                AUGUST 31,
CLASS Z SHARES                                        2004               2003            2002              2001         2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $          11.22      $   10.48      $   11.74         $   12.08      $    12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.34(b)        0.78(b)        0.86(b)(c)        1.14(b)         0.67
Net realized and unrealized gain (loss)
on investments                                              0.76           0.81          (1.25)(c)         (0.31)           0.05
                                                ----------------      ---------      ---------         ---------      ----------
Total from Investment Operations                            1.10           1.59          (0.39)             0.83            0.72

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.34)         (0.85)         (0.87)            (1.17)          (0.64)
From net realized gains                                       --             --             --                --(d)           --
                                                ----------------      ---------      ---------         ---------      ----------
Total Distributions Declared
to Shareholders                                            (0.34)         (0.85)         (0.87)            (1.17)          (0.64)

NET ASSET VALUE, END OF PERIOD                  $          11.98      $   11.22      $   10.48         $   11.74      $    12.08
Total return (e)(f)                                         9.91%(g)      15.95%         (3.53)%            7.17%           6.11%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Operating expenses (h)                                      1.00%(i)       1.03%          1.03%             1.02%           0.66%(i)
Interest and commitment fees expenses                       0.56%(i)       0.73%          0.99%             2.04%           1.91%(i)
Net expenses (h)                                            1.56%(i)       1.76%          2.02%             3.06%           2.57%(i)
Net investment income (h)                                   5.83%(i)       7.21%          7.60%(c)          9.59%           9.84%(i)
Waiver/reimbursement                                        0.15%(i)       0.36%          0.32%             0.32%           1.41%(i)
Portfolio turnover rate                                       52%(g)         90%            98%               65%              8%(g)
Net assets, end of period (000's)               $         24,022      $   5,178      $     140         $   2,850      $    2,656

(a)  The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Floating Rate Advantage Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                           COLUMBIA FLOATING RATE ADVANTAGE FUND

LARGE GROWTH
Columbia Common Stock
Columbia Growth
Columbia Growth Stock
Columbia Large Cap Growth
Columbia Tax-Managed Growth
Columbia Tax-Managed Growth II
Columbia Young Investor

LARGE VALUE
Columbia Disciplined Value
Columbia Growth & Income
Columbia Large Cap Core
Columbia Tax-Managed Value

MIDCAP GROWTH
Columbia Acorn Select
Columbia Mid Cap Growth
Columbia Tax-Managed Aggressive Growth

MIDCAP VALUE
Columbia Dividend Income
Columbia Mid Cap
Columbia Strategic Investor

SMALL GROWTH
Columbia Acorn
Columbia Acorn USA
Columbia Small Company Equity

SMALL VALUE
Columbia Small Cap
Columbia Small-Cap Value

BALANCED
Columbia Asset Allocation
Columbia Balanced
Columbia Liberty Fund

SPECIALTY
Columbia Real Estate Equity
Columbia Technology
Columbia Utilities

TAXABLE FIXED-INCOME
Columbia Contrarian Income
Columbia Corporate Bond
Columbia Federal Securities
Columbia Fixed Income Securities
Columbia High Yield
Columbia High Yield Opportunities
Columbia Income
Columbia Intermediate Bond
Columbia Intermediate Government Income
Columbia Quality Plus Bond
Columbia Short Term Bond
Columbia Strategic Income

FLOATING RATE
Columbia Floating Rate
Columbia Floating Rate Advantage

TAX EXEMPT
Columbia High Yield Municipal
Columbia Intermediate Tax-Exempt Bond
Columbia Managed Municipals
Columbia National Municipal Bond
Columbia Tax-Exempt
Columbia Tax-Exempt Insured

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SINGLE STATE TAX EXEMPT
Columbia California Tax-Exempt
Columbia Connecticut Intermediate Municipal Bond
Columbia Connecticut Tax-Exempt
Columbia Florida Intermediate Municipal Bond
Columbia Massachusetts Intermediate Municipal Bond
Columbia Massachusetts Tax-Exempt
Columbia New Jersey Intermediate Municipal Bond
Columbia New York Intermediate Municipal Bond
Columbia New York Tax-Exempt
Columbia Oregon Municipal Bond
Columbia Pennsylvania Intermediate Municipal Bond
Columbia Rhode Island Intermediate Municipal Bond

MONEY MARKET
Columbia Money Market
Columbia Municipal Money Market

INTERNATIONAL/GLOBAL
Columbia Acorn International
Columbia Acorn International Select
Columbia Europe
Columbia Global Equity
Columbia International Stock
Columbia Newport Asia Pacific
Columbia Newport Greater China
Columbia Newport Tiger

INDEX FUNDS
Columbia Large Company Index
Columbia Small Company Index
Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

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[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA FLOATING RATE ADVANTAGE FUND                                PRSRT STD
SEMIANNUAL REPORT, FEBRUARY 29, 2004                               U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20


[COLUMBIA FUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                762-03/319R-0204 (04/04) 04/0804
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ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

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(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR:
Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable at this time.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Floating Rate Advantage Fund
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------